Investor Presentation
Second Quarter, 2013
NASDAQ: TBBK

Forward Looking
Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
Statements in this presentation regarding The Bancorp, Inc.’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue,” or similar words.
For further discussion of these risks and uncertainties, see The Bancorp, Inc.’s filings with the SEC, including the “risk factors” section of The Bancorp, Inc.’s Form 10-K. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc.
Planning for Growth with
Safety and Soundness
• Strategic Goal:
 – Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 – Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 – Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 – Non-Interest Income - Grow non-interest income disproportionately in relation to non-
 interest expense through our deposit and asset approaches
 – Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale

ConsumerDistributionChannelPenetration
Percent of U.S. Households,1980-2012
100%
80%
60%
40%
20%
0%
1980
1985
1990
1995
2000
2005
2010
Branch Banking
Online Banking
Debit Card
Mobile Banking
ATM
Direct Deposit
RDC

Source: Federal Reserve, FRB Boston, FRB Philadelphia, SRI Consulting, University of Michigan, Mintel, Celent, Bank of America, comScore, Nielsen Mobile, Wall Street Journal, AlixPartners

The Bancorp, Inc.
Planning for Growth

Assets | Deposits

Revenue
4%
2010 Community Bank: 43%

PrepaidCards

OpenLoopPrepaidCards

- Deposits
- Non-interestIncome

Healthcare

HealthSavingsAccountsand FlexibleSpendingAccounts

- Deposits
- Non-interestIncome

WealthManagement

DepositsandLoansfor ClientsofWealthFirms

- InterestIncome
- Deposits

The Bancorp

Business Model: A Distinct Business Strategy (1)
Securities Portfolio
Primarily highly rated
government obligations
•Interest Income
Government Guaranteed
Lending (GGL)
Includes loans to
franchisees;
75% guaranteed by
U.S. government
•Interest Income
Commercial Mortgage
Backed Securities (CMBS)
• Non- Interest Income
Automobile Fleet Leasing
•Interest Income
•Non-interest Income
Community Bank
Traditional Community
Banking Products
•Interest Income
•Deposits
•Non-interest Income
•Non-interest Income
Payment Acceptance
Credit, Debit Card, and
ACH Processing
•Deposits
•Non-interest Income
37%
4%
7%
5%
21%
7%
7%
2010 Prepaid
Cards: 30%
8%
(1) For the above presentation, revenue for asset-generating departments includes all revenue from the assets they fund with deposits they generate. It also includes half the revenue on assets they generate but do not fund. The other half of that revenue is allocated to deposit-
 producing departments. The revenue shown was generated in the second quarter of 2013 with the exception of segments marked 2010, which represent the second quarter of that year

The Bancorp

120,000
100,000
80,000
60,000
40,000
20,000
0
(dollars in thousands)
28% CAGR(3)
$68,430
$84,749
$112,145
$72,014
$27,169
$35,965
32% Increase
71%
29%
65%
35%
56%
44%
43%
57%
61%
39%
39%
61%
2010
2011
2012
YTD 2013
Q2 2012
Q2 2013
Net Interest Income
Non-Interest Income

Revenue Composition
Post Provision Income (1, 2)
(1)  Post provision income is calculated as follows: net interest income less provision for loan and lease losses plus non-interest income excluding gains on sales of investment securities and other than temporary impairment on securities. For reconciliation detail, please see Appendix
(2) Compound annual growth rate is calculated for the years 2010 through 2012
$

108% CAGR (GDV)(3)
$16,711,033
$6,457,034
Gross Dollar Volume (dollars in thousands)
Number of Active Cards
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
2010
2011
2012
YTD 2013
Q2 2012
Q2 2013
Gross Dollar Volume
2013
2012
2011
2010
2009
Pre-2009
Number Active Cards

The Bancorp

Prepaid Gross Dollar Volume (GDV) (1)
and Cardholder Growth (2)
(1) Gross Dollar Volume (GDV) is the total  amount spent on all cards outstanding within a given period. The bar graph represents the gross dollar volume for the period segmented by the program contract date
(2) Number of active cards as of year-end 2010 through 2012 and second quarter 2013
(3) Compound annual growth rate is calculated for the years 2010 through 2012
$
$6,285,311
$13,311,202
$27,138,802
$7,614,278

18% Increase
(GDV)

60,000
50,000
40,000
30,000
20,000
10,000
-
59% CAGR(1)
$19,524
$29,841
$49,139
$40,771
$10,575
$21,886
2010
2011
2012
YTD 2013
Q2 2012
Q2 2013
Quarter over Quarter:
Q2 2012 to Q2 2013
Category:
Increase
Prepaid Cards 63%
Automobile Fleet Leasing -24%
Payment Acceptance 29%
Deposit and HSA fees 28%
Debit Card Income 36%
CMBS nm
Other 89%

Non-Interest Income-Generating
Strategies: Growth and Sustainability
(1) Compound annual growth rate is calculated for the years 2010 through 2012
(2) Not meaningful
(3) Excludes gains on investment securities
107% Increase
$
(2)

(3)

- Cost of customer acquisition continues to decline due to strength of affinity relationships

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
32% CAGR(2)
58% Increase
32%
41%
56%
78%
53%
78%
2010
2011
2012
YTD 2013
Q2 2012
Q2 2013

The Bancorp

Scalable Business Model:
Non-Interest Income/Non-Interest Expense(1)
• Non-interest income is approximately three fourths of non-interest expense, driving improving operating earnings
(1) Excludes gains on investment securities and nonrecurring expenses; 2011 includes a one-time gain of $718,000 related to a legal settlement
(2)  Compound annual growth rate is calculated for the years 2010 through 2012

The Bancorp

12% CAGR(1)
$68,193
$76,406
$85,444
$46,263
$ 20,881
$23,579
13% Increase
73%
27%
67%
33%
61%
39%
56%
44%
60%
40%
(dollars in thousands)
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2010
2011
2012
YTD 2013
Q2 2012
Q2 2013
Community Bank
Other

Compressed Interest Rate Environment:
Net Interest Income Generators
(1)Compound annual growth rate is calculated for the years 2010 through 2012
(2)Other is comprised of net interest income produced by the following areas: Investment Securities, Leasing Portfolio, Government Guaranteed
Lending and Wealth Management.
$

56%
44%
(2)

46% CAGR (3)
(dollars in thousands)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Q1
Q2
Q3
Q4
2010
2011
2012
2013

The Bancorp

Operating Leverage:
Adjusted Operating Earnings (1),(2)
(1) As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance.  Management utilizes adjusted operating earnings to measure the combined impact of changes in net interest income, non-interest income and certain other expenses. Adjusted operating earnings exclude the impact of the provision for loan losses, income taxes, securities gains and losses and certain non-recurring items. Other companies may calculate adjusted operating earnings differently.  Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for net income calculated pursuant to GAAP
(2) For reconciliation detail, please see Appendix
(3) Compound annual growth rate is calculated for the second quarters of 2010 through 2013
$

The Bancorp

Investment Securities, 36%
Community Bank Lending, 46%
Automobile Fleet Leasing Portfolio, 6%
Wealth Management Lending, 8%
Government Guaranteed Lending, 4%

Primary Asset-Generating Strategies:
Business Line Overview
As with funding, The Bancorp employs a multi-channel growth strategy for loan origination, with the primary driver being its regional commercial banking operations.
• Community Bank
 – Offers traditional community banking products and services targeting the highly fragmented Philadelphia/Wilmington
 banking market
• Automobile Fleet Leasing
 – Well-collateralized automobile fleet leasing
 • Average transaction: 8-15 automobiles, $350,000
 • 36% of portfolio leased by local, state, and federal
 government agencies
• Wealth Management
 – 15 affinity groups, managing & administering $1.8 trillion in assets
 • SEI Investments, Legg Mason, Genworth Financial Trust Company,
 Franklin Templeton
 – Generates securities backed and other loans
• Government Guaranteed Lending
 – Loans from $150,000 to $5.0 million including loans to franchisees such as UPS Stores, Massage Envy, FASTSIGNS and Save a Lot which have a 75% guaranty by the U.S. Small Business Administration. Approved
 Franchise and Medical Guidance lines of over $400 million
• Securities
 – Primarily:
 • High credit quality tax exempt municipal obligations
 • U.S. Government agency securities primarily 2-4 year average lives and other highly rated mortgage-backed securities
 • Corporate securities which, like other purchases, are validated and monitored by independent credit advisory specialists
June 30, 2013
Category	June 30, 2013 Balance	June 30, 2012 Balance	June 30, 2013 Avg. Yield
	(in thousands)
Community Bank	$1,432,010	$1,397,066	4.05%
Government Guaranteed Lending	108,614	53,583	4.78%
Wealth Management	254,508	213,651	2.75%
Leasing Portfolio	172,250	140,012	7.16%
Investment Securities	1,117,510	600,015	1.97%

Nonperforming Assets/Total Assets (1)

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
TBBK
Regional Peers
2007
2008
2009
2010
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13

Reserves/Loans (1)

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
TBBK
Regional Peers
2007
2008
2009
2010
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13

Reserves/Nonaccrual Loans (1)

1000%
800%
600%
400%
200%
0%
TBBK
Regional Peers
2007
2008
2009
2010
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13

Texas Ratio - Peers (1),(2)

35%
30%
25%
20%
15%
10%
5%
0%
TBBK
Regional Peers
2007
2008
2009
2010
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13

The Bancorp

Asset Quality Overview

(1) Regional peers include publicly traded Mid-Atlantic commercial banks with assets between $1 billion and $4 billion as of
 March 30, 2013; graphs represent average values
(2) Texas Ratio = (Non-accrual Loans + Restructured Loans + Loans 90 + days past due + OREO)/(Loss Reserves + Tangible Equity).
 TBBK computed with consolidated capital. Source: SNL Financial

Payment Acceptance 7%
1031 Exchange 7%
Community Bank 11%
Healthcare 11%
Wealth Management 26%
Prepaid Cards (including DDA) 38%

CDs < $100k, 0.4%
CDs > $100k, 0.2%
MMDA & Savings, 13.6%
Checking, 85.8%

Primary Deposit-Generating Strategies:
Business Line Overview
June 30, 2013
Total Deposits: $3.5 billion
Average Cost: 0.27%
(Peer Average Cost: 0.39%)(1)
(1) Peer data source as of March 2013: Uniform Bank
 Performance Report for Banks $1-5 B in assets measuring
 interest expense to average interest earning assets
Category	Balance (in millions)	Avg. Cost
Community Bank	$ 368,879	0.26%
Healthcare	381,696	0.59%
Prepaid Cards (including demand deposit accounts)	1,323,085	0.01%
Wealth Management	895,612	0.43%
Payment Acceptance	254,491	0.61%
1031 Exchange	226,894	0.35%

The Bancorp has long-term, often exclusive agreements in place with its private label banking partners.

Private Label Deposits by Remaining Contractual Term[1]

3 < > 5 years
19%
< 1 year
50%
1 < > 3 years
31%

The Bancorp

Deposit-Generating Strategies:
Sticky and Long-Term

(1) Percentages shown reflect data as of the end of the second quarter of 2013.

Deposit-Generating Strategies:
Growth and Low Cost
The Bancorp has experienced strong growth in deposits at below-peer costs.
Growth in Average Deposits
	June 30 YTD Average Deposits (dollars in thousands)	Cost of Funds	Peer Cost of Funds(1)
2013	$3,684,533	0.27%	0.39%
2012	$3,420,470	0.32%	0.52%
Change	$264,063	-0.05%	-0.13%
% Change	8%	-16%	-25%
(1) Peer data source as of March 2013: Uniform Bank Performance Report for Banks $1-5 B in assets measuring interest expense to average interest earning assets

The Bancorp, Inc. Planning for
Growth with Safety and Soundness
• Strategic Goal:
 – Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 – Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 – Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 – Non-Interest Income - Grow non-interest income disproportionately in relation to non-
 interest expense through our deposit and asset approaches
 – Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale

Appendix
NASDAQ: TBBK

Capital Ratios and Selected Financial Data
	As of or for the three months ended	As of or for the three months ended
	June 30, 2013	June 30, 2012
	(dollars in thousands)	(dollars in thousands)
Selected Capital and Asset Quality Ratios:
Equity/assets	8.88%	8.98%
Tier 1 capital to average assets	8.83%	8.22%
Tier 1 capital to total risk-weighted assets	14.47%	14.72%
Total capital to total risk-weighted assets	15.73%	15.98%
Allowance for loan and lease losses to total loans	2.05%	1.73%

Balance Sheet Data:
Total assets	$3,876,495	$3,150,202
Total loans, net of unearned costs (fees)	1,967,382	1,804,312
Allowance for loan and lease losses	40,274	31,171
Total cash and cash equivalents	684,789	698,142
` Total investments	1,117,510	600,015
Deposits	3,450,657	2,822,297
Short-term borrowings	0	0
Shareholders’ equity	344,192	282,874

Selected Ratios:
Return on average assets	0.56%	0.46%
Return on average common equity	6.45%	5.54%
Net interest margin	2.46%	2.59%
Book value per share	$ 9.21	$ 8.54

Current Loan Portfolio and Asset Quality
Overview at 6/30/2013
Category (dollars in thousands)	Balance	% of Total Loans	Nonaccrual Loans	Nonaccrual/ Total Loans	OREO	30-89 Days Delinquent	90+ Days Delinquent	Q2 2013 Quarterly Charge-offs (net)
Commercial	$481,537	25%	$26,936	1.37%	$1,160	$6,926	$ -	$ (160)
Commercial mortgage	651,034	32%	9,323	0.48%	2,794	7,171	-	(1,484)
Construction	266,911	14%	2,352	0.12%	2,354	-	-	(2,294)
Direct financing leases (auto leases)	172,250	9%	-	0.00%	-	3,941	63	8
Residential mortgage	93,960	5%	2,016	0.1%	-	-		(54)
Securities backed loans and other	295,576	15%	1,116	0.06%	-	548	692	(125)
Total	$1,961,268	100%	$41,743	2.13%	$6,308	$18,586	$755	$(4,109)

Bancorp’s Real Estate Lending
Business Targets Well-Positioned
Attractive, Stable Markets
• Commercial lending is substantially all in greater Philadelphia/Wilmington metropolitan area
 – Consists of the 12 counties surrounding Philadelphia and Wilmington, including Philadelphia, Delaware, Chester,
 Montgomery, Bucks and Lehigh Counties in Pennsylvania; New Castle County in Delaware; and Mercer, Burlington,
 Camden, Ocean and Cape May Counties in New Jersey.
• Philadelphia/Wilmington and the surrounding markets encompass a large population, stable economic activity and attractive demographics.
• Throughout the current down cycle and in prior cycles, the Philadelphia region has exhibited significant stability, which is reflected in a lower negative equity compared to the rest of the nation, as shown below.
1st Quarter 2013 (1)	US	NJ	DE	PA
% of Homes with Negative Equity	19.8%	19.0%	18.7%	10.3%
(1) Source: CoreLogic, First Quarter 2013

Post Provision Income Reconciliation
Category (dollars in millions)	2010	2011(1)	2012	YTD 2013	Q2 2012	Q2 2013
Interest Income	$82.7	$88.4	$96.8	51.6	$23.9	$26.2
Interest Expense	(14.5)	(12.0)	(11.4)	(5.3)	(3.0)	(2.6)
Net Interest Income	68.2	76.4	85.4	46.3	20.9	23.6
Provision for Loan and Lease Losses	(19.3)	(21.5)	(22.4)	(15.0)	(4.3)	(9.5)
Non-Interest Income (2)	19.5	29.8	49.1	40.8	10.6	21.9
Post Provision Income	$68.4	$84.7	$112.1	$72.0	$27.2	$36.0
(1) 2011 includes a one-time gain of $718,000 related to a legal settlement
(2) Non-interest income excluding gains on sales on investment securities and other than temporary impairment on securities

Adjusted Operating Earnings Reconciliation

The Bancorp

Category *(dollars in thousands)*	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
Net income (loss) available to common shareholders	$5,592	$7,406	$5,237	$3,561	$3,854	$3,972	$3,288	$2,282	$660	$2,688	$2,041	$588	$407	($4,056)
Preferred stock dividend and accretion	-	-	-	-	-	-	-	-	-	-	-	-	-	6,242
Income tax expense	3,262	4,431	1,622	1,795	2,150	2,227	1,382	1,209	289	1,431	946	156	197	1,233
Gain on sales of investment securities	(476)	(267)	(554)	(107)	-	-	(136)	(20)	(603)	-	14	(2)	(469)	(750)
Other than temporary impairment in securities	-	20	76	-	126	-	-	-	-	75	-	135	-	-
Loss on other real estate owned	815	251	103	533	421	1,451	-	64	439	52	-	22	-	-
Provision for loan and lease losses	9,500	5,500	7,391	5,540	4,287	5,220	4,844	5,019	6,963	4,672	4,212	5,219	5,806	4,148
Core operating earnings	**18,693**	**$17,341**	**$13,875**	**$11,322**	**$10,838**	**$12,870**	**$9,378**	**$8,554**	**$7,748**	**$8,918**	**$7,213**	**$6,118**	**$5,941**	**$6,817**

22

www.thebancorp.com
NASDAQ: TBBK